VDO.COM, INC.
                        (FKA VENTECH INTERNATIONAL CORP.)
                          -----------------------------

                              FINANCIAL STATEMENTS
                                -----------------

                           DECEMBER 31, 1998 AND 1999

                                  VDO.COM, INC.


                                    CONTENTS
                                    --------
                                                                            Page
                                                                            ----

Independent Auditor's Report.................................................. 1

Financial Statements:
    Balance Sheet............................................................. 4
    Statements of Operations.................................................. 5
    Statement of changes in Stockholders' Equity.............................. 7
    Statements of Cash Flows............................................... 8-10
    Notes to Financial Statements......................................... 11-26

                          INDEPENDENT AUDITOR'S REPORT
                          ----------------------------


The Stockholdersand Board of Directors
of VDO.com, Inc.

We have audited the accompanying balance sheets of VDO.com, Inc. as of December 31, 1998 and December 31, 1999, and the related statements of operations, stockholders' equity, and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of VDO.com, Inc. as of December 31, 1998 and December 31, 1999, and the results of its operations and cash flows for the years ended December 31, 1998 and 1999, in conformity with generally accepted accounting principles.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 13 to the financial statements, the Company has suffered recurring losses from operations and has an accumulated deficit that raises substantial doubt about its ability to continue as a going concern. Management's plans in regard to those matters are also described in Note 1. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.




Salt Lake City, Utah
March 24, 2000


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                                  VDO.COM, INC.
                                 Balance Sheets



                                                     December 31,  December 31,
                                                          1999          1998
                                                     ------------  ------------

ASSETS
   Current Assets
   --------------
    Cash and cash equivalents (Note 1)                     39,571  $       --
    Accounts Receivable                                    88,000          --
    Due from Related Party (Note 2)                       101,012       100,308
                                                     ------------  ------------

Total Assets                                         $    228,583  $    100,308
                                                     ============  ============


LIABILITIES
   Current Liabilities
   -------------------
     Accounts Payable                                      11,772        48,772
     Accounts Payable - Related Party (Note 2)               --          12,000
                                                     ------------  ------------

   Total Liabilities                                       11,772        60,772
                                                     ------------  ------------

STOCKHOLDERS' EQUITY
     Common Stock                                          16,900        13,400
     Additional Paid-in Capital                           336,600        95,100
     Retained Earnings                                   (136,690)      (68,964)
                                                     ------------  ------------

   Total Stockholders' Equity                             216,810        39,536
                                                     ------------  ------------

 Total Liabilities and Stockholders' Equity          $    228,583  $    100,308
                                                     ============  ============







The accompanying notes are an integral part of these financial statements.

                                  VDO.COM, INC.
                            Statements of Operations
                 For the Years Ended December 31, 1999 and 1998

                                                        1999            1998
                                                    -----------     -----------
Revenue                                                    --              --

General and administrative expenses                      51,964          43,439
Management Fees (related party)                          24,000          12,000
                                                    -----------     -----------

Operating loss                                          (67,726)        (63,964)
                                                    -----------     -----------

Net loss before income tax                              (67,726)        (63,964)

Income tax provision (Note 7)                              --              --
                                                    -----------     -----------

Net loss                                                (67,726)        (63,964)
                                                    ===========     ===========


Earnings per share                                        (.004)          (.010)
                                                    ===========     ===========

Weighted average common shares outstanding           16,025,000       5,933,333
                                                    ===========     ===========





The accompanying notes are an integral part of these financial statements.

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


                                  VDO.COM, INC.
                        Statement of Stockholders' Equity
                 For the Years Ended December 31, 1999 and 1998



                                           Common Stock         Additional Pd   Accumulated
                                      Shares         Amount       In Capital      Deficit         Total
                                   -----------    -----------    -----------    -----------    -----------
Balance @ December 31, 1997              5,000          5,000           --           (5,000)          --

Changed par value from $1.00 to
  $.001                                                (4,995)         4,995

Forward stock split 200:1              995,000            995           (995)

Common stock issued for cash        12,400,000         12,400         91,100                       103,500
                                   -----------    -----------    -----------                   -----------

Net Loss for year ended 12/31/98                                                    (62,192)       103,500
                                                                                ===========    ===========

Balance @ 12/31/98                  13,400,000         13,400         95,100        (67,192)       207,000

Common stock issued for cash         3,500,000          3,500        241,500                       245,000

Net Loss for year ended 12/31/99                                                    (67,726)       (67,726)
                                                                                -----------    -----------

Balance at December 31, 1999        16,900,000         16,900        336,600       (134,918)       384,274
                                   ===========    ===========    ===========    ===========    ===========






The accompanying notes are an integral part of these financial statements.

                                  VDO.COM, INC.
                            Statements of Cash Flows
                 For the Years Ended December 31, 1999 and 1998


                                                           1999         1998
                                                         ---------    ---------

Reconciliation of net loss provided by (used in) operating activities:

Net loss                                                 $ (67,726)   $ (63,964)

Changes in assets affecting operations - (increase)
decrease
     Other receivable                                      (88,000)        --
     Related party receivables                                (703)    (100,308)

Changes in liabilities affecting operations - increase
(decrease)
     Management fee payable (related party)                (12,000)      12,000
     Other payables                                        (42,000)      42,000
     Accounts payable                                        5,000        6,772
                                                         ---------    ---------

Net cash provided by (used in) operating activities       (205,429)    (103,500)
                                                         ---------    ---------

Cash flows from financing activities:
     Proceeds from issuance of common stock                245,000      103,500
                                                         ---------    ---------

Net cash provided by (used in) financing activities        245,000      103,500


Cash flows from investing activities:
                                                              --           --
                                                         ---------    ---------

Net cash provided by (used in) investing activities           --           --
                                                         ---------    ---------

Increase (decrease) in cash                                 39,571         --

Cash - beginning of period                                    --           --

Cash - end of period                                     $  39,571    $    --
                                                         =========    =========




The accompanying notes are an integral part of these financial statements.

                                  VDO.COM, INC.
                            Statements of Cash Flows
                 For the Years Ended December 31, 1999 and 1998


            SCHEDULE OF NON-CASH INVESTING AND FINANCING TRANSACTIONS
            ---------------------------------------------------------

                                                         1999           1998
                                                    ------------   ------------

Purchase of fixed assets through issuance of debt   $       --     $       --
                                                    ============   ============

Debt paid through issuance of stock                 $       --     $       --
                                                    ============   ============

Stock issued for services                           $       --     $       --
                                                    ============   ============



Additional cash flow information Cash paid for:
       Interest                                     $       --     $       --
                                                    ============   ============
       Income taxes                                 $       --     $       --
                                                    ============   ============







The accompanying notes are an integral part of these financial statements.

                         VDO.COM, INC. AND SUBSIDIARIES
                          Notes to Financial Statements
                                December 31, 1998

1.   Summary of significant accounting policies
     ------------------------------------------

     Nature of business and organization

     VDO.com, Inc., formerly known as Ventech International Corp., Inc. and CTC 3, Inc., (the Company), was incorporated February 9, 1989 in the state of Florida. The Company currently has no operations and, in accordance with SFAS #7, is considered a development stage company.

     Effective July 14, 1998, the Company changed it's name to Ventech International Corp. On June 14, 1999, the Company changed it's name to VDO.Com, Inc.

     On February 26, 1989 the Company issued 5,000 shares of it's $1.00 par value common stock for services $5,000.

     On May 21, 1998, the Company forward split its common stock 200:1, thus increasing the number of outstanding common stock shares from 5,000 shares to 1,000,000 shares.

     Basis of presentation

     The accompanying financial statements have been prepared in conformity with principles of accounting applicable to a going concern, which contemplates the realization of assets and the liquidation of liabilities in the normal course of business. The Company has incurred losses since inception and has not yet generated sufficient working capital to support its operations. The Company's ability to continue as a going concern is dependent, among other things, on its ability to operate profitably, and its obtaining additional financing and eventually attaining a profitable level of operations.

     It is management's opinion that the going concern basis of reporting its financial condition and results of operations is appropriate at this time.

     Cash and cash equivalents

     For the purpose of the statement of cash flows, the Company considers currency on hand, demand deposits with banks or other financial institutions, money market funds, and other investments with original maturities of three months or less to be cash equivalents.

     Use of Estimates

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements and revenues and expenses during the reporting period. In these financial statements assets and liabilities involve extensive reliance on management's estimates. Actual results could differ from those estimates.

     -----------------------------------------------------

     Income tax

     Effective January 1, 1993, the Financial Accounting Standards Board (FASB) issued FASB No. 109, "Accounting for Income Taxes". FASB No. 109 requires that the current or deferred tax consequences of all events recognized in the financial statements be measured by applying the provisions of enacted tax laws to determine the amount of taxes payable or refundable currently or in future years. There was no impact on from the adoption of this standard.

     Deferred income taxes are provided for temporary differences in reporting income for financial statement and tax purposes arising from differences in the methods of accounting for construction contracts and depreciation.

     Loss per common share

     Loss per common share is based on the weighted average number of common shares outstanding during the period. Options, warrants and convertible debt outstanding are not included in the computation because the effect would be antidilutive.


2.   Related party transactions
     --------------------------

     The Company issued 11,000,000 shares of restricted common stock to an entity with common ownership for $5,500 in cash on July 24, 1998. This transaction was valued at $.0005 per share since the stock was restricted.

     A director of the Company has interests in several entity's which have borrowed money from the Company. These are receivables and are non-interest bearing.

     The Company also pays a management fee of $2,000 per month to a director for management services.


3.   Stockholders' equity
     --------------------

     During 1998, the Company issued 11,000,000 shares of restricted common stock to a director in exchange for $5,500 in cash. This transaction was valued at $.0005 per share since the company had no operations and the shares were restricted. In August of 1998, the Company issued 1,400,000 shares of common stock for $98,000 cash. This transaction was valued at an agreed upon price of $.07 per share. The stock was not actively trading during 1998, therefore no market values were available.

     In April of 1999, the Company issued 3,500,000 shares of common stock in exchange for $245,000 cash. This transaction was valued at $.07 per share. The stock was not sufficiently active during 1999 to establish market values.

5.   Going concern uncertainty
     -------------------------

     The accompanying financial statements have been prepared in conformity with principles of accounting applicable to a going concern, which contemplates the realization of assets and the liquidation of liabilities in the normal course of business. The Company has incurred operating losses from inception and has not yet generated any revenues to support its operations. The Company's ability to continue as a going concern is dependent, among other things, on its ability to operate profitably, obtain and additional financing and eventually, attaining a profitable level of operations.

     It is management's opinion that the going concern basis of reporting its financial condition and results of operations is appropriate at this time. The Company plans to increase cash flows through the sale of securities and take steps towards achieving profitable operations through the merger with or acquisition of profitable operations.